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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 17, 2004


                               Penton Media, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                             1-14337                    36-2875386
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)              File Number)           Identification No.)

1300 East Ninth Street, Cleveland, Ohio                            44114
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: 216-696-7000
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits.
                99.1       Press release dated May 17, 2004.

Item 12. Results of Operations and Financial Condition.

On May 17, 2004, Penton Media, Inc. issued a press release announcing the unaudited financial results for the quarter ended March 31, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. This information is being furnished under Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 Penton Media, Inc.



                                 By:    /s/ Preston L. Vice
                                       -----------------------------------------
                                       Name:  Preston L. Vice
                                       Title: Chief Financial Officer


Date:  May 17, 2004




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                                  EXHIBIT INDEX


Exhibit       Description
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99.1          Press release dated May 17, 2004.